UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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China Armco Metals, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
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June 7, 2011
Dear Stockholder:

You are cordially invited to attend the 2011 annual meeting of our stockholders on July 9, 2011, at 11:00 a.m., China Standard Time, at the Sheraton Hotel, 1 Huanghe Road, Lianyungang, Jiangsu Province, China 222047. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement.

Our Annual Report for the year ended December 31, 2010 on Form 10-K is available through our website at www.armcometals.com under the heading “Investor Relations” and the subheading “SEC Filings” and is also included herein.  Additionally, a form of proxy card and information on how to vote by mail, through the Internet, by fax or by phone is included herein.

We sincerely hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you expect to be present at the meeting, please promptly vote as your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by mail, through the Internet, by fax or by phone. If you attend the annual meeting, you may revoke your proxy and vote your own shares.

Sincerely,

China Armco Metals, Inc.

/s/ Kexuan Yao
Kexuan Yao
Chairman of the Board,
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 9, 2011

To the stockholders of China Armco Metals, Inc.

You are cordially invited to attend the annual meeting of stockholders of China Armco Metals, Inc. to be held at the Sheraton Hotel, 1 Huanghe Road, Lianyungang, Jiangsu Province, China 222047 on July 9, 2011 at 11:00 a.m. China Standard Time. At the annual meeting you will be asked to vote on the following matters:

•	Proposal 1: To elect a Board of Directors consisting of five members;

•	Proposal 2: To ratify the appointment of Li & Company, PC as our independent registered public accounting firm;

•	Proposal 3: To approve the Amended and Restated 2009 Stock Incentive Plan, which among other things, increases the shares of our common stock available for issuance thereunder by 1,000,000 shares; and

•	To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3. These items of business are more fully described in the proxy statement that is attached to this Notice. The Board of Directors has fixed the close of business on May 31, 2011 as the Record Date for determining the stockholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof. A list of stockholders entitled to vote at the meeting will be available for examination for a period of ten days before the meeting in person at our corporate offices in Shanghai, China and also at the meeting. Stockholders may examine the list for purposes related to the meeting.

It is important that your shares are represented and voted at the meeting. You can vote your shares by completing, signing, dating, and returning your completed proxy card or vote by mail, over the Internet, by fax or by phone by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ Kexuan Yao
Shanghai, China	Chairman of the Board Chief Executive Officer and President
June 7, 2011

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of China Armco Metals, Inc. for use at our annual meeting of stockholders to be held the Sheraton Hotel, 1 Huanghe Road, Lianyungang, Jiangsu Province, China 222047 on July 9, 2011 at 11:00 a.m. China Standard Time. Voting materials, including this proxy statement, the proxy card and our 2010 Annual Report on Form 10-K for the year ended December, 31, 2010, are being mailed to all or our stockholders on or about June 7, 2011.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

•	to elect a Board of Directors consisting of five members;
•	to ratify the appointment of Li & Company, PC as our independent registered public accounting firm;
•
to approve the Amended and Restated 2009 Stock Incentive Plan (the "Amended and Restated Incentive Plan"), which among other things, increases the shares of our common stock available for issuance thereunder by 1,000,000 shares; and

•	such other matters as may properly come before the annual meeting or any adjournments thereof.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote “FOR” each of the nominees to the Board of Directors, “FOR” the proposal ratifying the appointment of Li & Company, PC and “FOR” the approval of the Amended and Restated Incentive Plan.

How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail, by fax, by phone or over the Internet whether or not you attend the annual meeting. To obtain directions to attend the annual meeting, please call (650) 212-7620. If your shares are registered directly in your name with our transfer agent, Action Stock Transfer Corp., you are considered the stockholder of record with respect to those shares and we are sending a Notice directly to you. As the stockholder of record, you have the right to vote in person at the annual meeting. If you choose to do so, you can bring the proxy card that is part of this proxy statement or vote at the annual meeting using the ballot provided at the meeting. Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Most of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name and the Notice is being forwarded to you. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

You can vote by proxy in four ways:

•	by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;
•	by Internet – You can vote by Internet by following the instructions on the Notice to access the proxy materials or on your proxy card if you received your materials by mail;
•	By fax – 202-521-3464; and
•	By phone - 1-866-752-VOTE(8683).

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

The Internet, phone and fax voting system for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on July 7, 2011. Please refer to the proxy card for details on all methods of voting.

What happens if additional matters are presented at the annual meeting?

Other than the election of directors, the ratification of the appointment of our auditor and the Amended and Restated Incentive Plan, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Xing (Wayne) Wu, our corporate secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the annual meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the ratification of the appointment of Li & Company, PC as our independent registered public accounting firm which is considered a routine matter. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, including the election of directors and the approval of the Amended and Restated Incentive Plan, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On May 31, 2011, the Record Date for determining which stockholders are entitled to vote, there were 15,204,002 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. A majority of our outstanding common shares as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by fax, by phone or by using the Internet.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by our Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC within four business days of the date of the annual meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one China Armco Metals, Inc. stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

China Armco Metals, Inc.
Attention: Xing (Wayne) Wu, Corporate Secretary
One Waters Park Drive, Suite 98
San Mateo, California 94403
Tel: 650.212.7620
Fax: 650.212.7630

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone.

How can I obtain a copy of China Armco Metals, Inc.’s 2010 Annual Report on Form 10-K?

You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2010 by sending a written request to the address listed above under “How can I obtain a separate set of voting materials”. We will furnish the Form 10-K without exhibits at no charge. If you prefer a copy of the Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits). Our 2010 Annual Report on Form 10-K is available by accessing our Investor Relations page of our website at www.armcometals.com and our Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

What is the voting requirement to approve the proposals?

In the election of directors, the five persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. There will be no cumulative voting in the election of directors. The proposal to ratify the appointment of Li & Company, PC as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The proposal to approve the Amended and Restated Incentive Plan will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

How can I communicate with the non-employee directors on China Armco Metals, Inc. Board of Directors?

The Board of Directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary. Stockholders can send communications by mail to:

Xing (Wayne) Wu, Corporate Secretary
China Armco Metals, Inc.
One Waters Park Drive, Suite 98
San Mateo, California 94403

Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the Board of Directors or committees thereof or that our corporate secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing us at:

Xing (Wayne) Wu, Corporate Secretary
China Armco Metals, Inc.
One Waters Park Drive, Suite 98
San Mateo, California 94403
Tel: 650.212.7620
Fax: 650.212.7630
Info@ArmcoMetals.com

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board of Directors and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in “Election of Directors – Proposal No. 1” on page 26.

Director Independence

We are required to have a majority of independent directors within the meaning of applicable NYSE Amex Company Guide rules. The Board of Directors has determined three of the five directors are independent, which excludes Kexuan Yao, our Chairman and Chief Executive Officer and Weigang Zhao, vice general manager of our subsidiary Armet Lianyungang.

Board Leadership Structure

Our Board does not have a policy on whether the role of Chairman and Chief Executive Officer (CEO) should be separate or combined, but believes that the most effective leadership structure for us at this time is to have these roles combined. Given our size, we believe having a single leader for both our company and the Board of Directors eliminates duplication of effort and efficiency while providing clear leadership for our company. We do not have a lead independent director; however, three of five our current directors are independent and each of our standing committees (Audit, Nominating and Corporate Governance and Compensation) is comprised solely of independent directors. We believe this structure provides adequate oversight of our operations by our independent directors in conjunction with our Chairman/CEO.

Board of Directors Meetings and Attendance

During the fiscal year 2010, the Board of Directors held six (6) meetings. With the exception of Heping Ma missing one meeting and Tao Pang missing one meeting, all directors attended each meeting. In addition, the Board of Directors approved certain actions by unanimous written consent on one occasion. It is our policy that directors should make every effort to attend the annual meeting of stockholders, and all directors serving at the time attended the annual meeting of stockholders in 2010 except Heping Ma and Tao Pang.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Business Conduct and Ethics is available on the Investor Relations page of our website at www.armcometals.com. We will post on our website any amendment to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers.

Complaints Regarding Accounting Matters

The Audit Committee has established procedures for:

•	the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and
•	the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The Board of Directors has approved procedures for stockholders to send communications to individual directors or the non-employee directors as a group. Written correspondence should be addressed to the director or directors in care of Xing (Wayne) Wu, Corporate Secretary of China Armco Metals, Inc., One Waters Park Drive, Suite 98, San Mateo, California 94403. Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the Board of Directors or committees thereof or that the corporate secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by China Armco Metals, Inc. that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence. You may also contact individual directors by calling our principal executive offices at (650) 212-7620.

Legal Proceedings

There are no legal proceedings to which any director, director nominee, officer or affiliate of our company, any owner of record or beneficially of more than 5% of common stock, or any associate of any such director, officer, affiliate of our company or security holder that is a party adverse to our company or any of our subsidiaries or has a material interest adverse to us.

Compliance With Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2010, and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2010, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2010.

BOARD COMMITTEES

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee has a written charter. The charters, as they may be amended from time to time, are available on our website at www.armcometals.com. Information concerning the current membership and function of each committee is as follows:

Board of Directors and Committee Membership

Director	Audit Committee Member	Compensation Committee Member	Nominating and Corporate Governance Committee Member
Kexuan Yao
Weigang Zhao
Tao (“Tom”) Pang	X	X	X(1)
Heping Ma(2)	X	X	X
William Thomson	X(1)	X(1)	X
K.P. Chan(3)	X	X	X

(1)	Denotes Chairman.
(2)	Mr. Ma resigned from the Board of Directors on September 16, 2010.
(3)	Mr. Chan was appointed to the Board of Directors and Committees on September 17, 2010.

Audit Committee. The Audit Committee is responsible to the Board of Directors for the areas of audit and compliance and oversees our financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the registered public accounting firm and supervises our compliance with legal and regulatory requirements. The current members of the Audit Committee are Tao (“Tom”) Pang, William Thomson and K.P. Chan. The Board of Directors has determined that Mr. Thomson, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under SEC rules. The Board of Directors has affirmatively determined that none of the members of the Audit Committee have a material relationship with us that would interfere with the exercise of independent judgment and each of the members of the Audit Committee are “independent” as defined in the applicable NYSE Amex rules. The Audit Committee held three (3) meetings during the 2010 fiscal year, with each member attending each meeting with the exception of Tao (“Tom”) Pang, who missed one Audit Committee meeting. The responsibilities of the Audit Committee, as approved by the Board of Directors, are set forth in the Audit Committee Charter, a copy of which is included as Exhibit 99.1 of our Form 8-K filed with the SEC on October 28, 2009.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing our compensation and employee benefit policies. The members of the Compensation Committee are Tao (“Tom”) Pang, William Thomson and K.P Chan, each of whom are “independent” directors within the meaning of the applicable NYSE Amex rules.  The chairman of the Compensation Committee is Mr. Thomson.

The Compensation Committee reviews and recommends to the Board of Directors for approval the compensation for our Chief Executive Officer and all of our other executive officers, including salaries, bonuses and grants of awards under, and administration of, our equity incentive plans. The Compensation Committee, among other things, reviews and recommends to the Board of Directors employees to whom awards will be made under our equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. The Compensation Committee did not hold any meetings during the 2010 fiscal year.  We have not used any third parties to advise us on any compensation matters. The responsibilities of the Compensation Committee, as approved by the Board of Directors, are set forth in the Compensation Committee Charter, a copy of which is included as Exhibit 99.2 of our Form 8-K filed with the SEC on October 28, 2009.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed: (1) to assist the Board of Directors by identifying individuals qualified to become board members and to recommend for selection by the Board of Directors the director nominees to stand for election for the next annual meeting of our stockholders; (2) to recommend to the Board of Directors director nominees for each committee of the Board of Directors; (3) to oversee the evaluation of the Board of Directors and management and (4) to develop and recommend to the Board of Directors a set of corporate governance guidelines and enhancements to the Code of Business Conduct and Ethics. The responsibilities of the Nominating and Corporate Governance Committee, as approved by the Board of Directors, are set forth in the Nominating and Corporate Governance Committee Charter, a copy of which is included as Exhibit 99.3 of our Form 8-K filed with the SEC on October 28, 2009.  The members of the Nominating and Corporate Governance Committee are Tao (“Tom”) Pang, William Thomson and K.P Chan, each of whom are “independent” directors within the meaning of the applicable NYSE Amex rules.  The chairman of the Nominating and Corporate Governance Committee is Mr. Pang.

NYSE Amex rules require director nominees to be either selected, or recommended for the Board of Directors’ selection, either by a majority of our independent directors or our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting those individuals to recommend to the entire Board of Directors for election to the board. The committee will consider candidates for directors proposed by security holders. The Nominating and Corporate Governance Committee’s policy is to accept written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the board.

The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including by management, existing board members and security holders and direct solicitations, where warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual’s experience and background and may discuss the proposed nominee with the source of the recommendation.

Among the factors that the committee considers when evaluating proposed nominees are their knowledge and experience in business matters and in the metals and recycling industry, finance, capital markets and mergers and acquisitions. The committee may request references and additional information from the candidate prior to reaching a conclusion. The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The Nominating and Corporate Governance Committee received no security holder recommendations for nomination to the Board of Directors in connection with the annual meeting of stockholders. Messrs. Yao, Zhao, Pang, Chan and Thomson are incumbent directors standing for reelection. The Nominating and Corporate Governance Committee did not hold any meetings during the 2010 fiscal year.

DIRECTOR COMPENSATION

The Board of Directors' general policy on director compensation is that non-employee directors should be paid a combination of cash and equity and related compensation. The following table summarizes the compensation paid by us to our directors during the 2010 fiscal year.

Director Compensation Table for the 2010 Fiscal Year

Director	Fees earned or paid in cash ($)	Stock Awards ($)		Total ($)
Kexuan Yao(1)	$0	$0		$0
Weigang Zhao(1)	$0	$0		$0
Tao (“Tom”) Pang	$14,752	$0		$14,752
William Thomson	$20,000	$20,500	(3)	$40,500
K.P.Chan	$5,000	$19,500	(4)	$24,500
Heping Ma(2)	$11,064	$0		11,064

(1)
In accordance with our Board of Directors' general policy directors who are full time employees (Messrs. Yao and Zhao) are not paid for board service in addition to their regular employee compensation.

(2)	Mr. Ma resigned on September 16, 2010.
(3)	Based on 6,250 shares granted and a closing stock price of $3.28 per share on October 26, 2009, the date of grant.
(4)	Based on 6,250 shares granted and a closing stock price of $3.12 per share on September 16, 2010, the date of grant.

On October 26, 2009, the Board of Directors approved the following compensation for Messrs. Pang and Ma: the sum of RMB 100,000 per year for the period beginning on January 1, 2010 through December 31, 2010, payable RMB 25,000 on March 31, 2010, RMB 25,000 on June 30, 2010, RMB 25,000 September 30, 2010 and RMB 25,000 December 31, 2010. We agreed to pay Mr. Thomson the sum of $20,000 in cash and 6,250 shares of our restricted common stock for the period beginning on January 1, 2010 through December 31, 2010. The restricted stock will vest 25% on March 31, 2010, 25% on June 30, 2010, 25% on September 30, 2010 and 25% on December 31, 2010. The restricted stock vests only if Mr. Thomson is still a director of our company on the vesting date (with limited exceptions), and the shares are eligible for the payment of dividends, if the Board of Directors were to declare dividends on our common stock. The grant of restricted stock is made in addition to Mr. Thomson’s annual cash retainer. All approved expenses incurred on our behalf by a director are eligible for full reimbursement.

On September 17, 2010, the Board of Directors approved the following compensation for Mr. K.P.Chan as an independent director: the sum of $20,000 per year and 6,250 shares of our restricted common stock. The restricted stock vested 50% on March 10, 2011 and the remaining 50% will vest on September 30, 2011. The restricted stock vests only if Mr. Chan is still a director of our company on the vesting date (with limited exceptions), and the shares are eligible for the payment of dividends, if the Board of Directors were to declare dividends on our common stock. The grant of restricted stock is in addition to Mr. Chan’s annual cash retainer. All approved expenses incurred by Mr. Chan on our behalf are eligible for full reimbursement.

At this time the Company does not pay directors for attendance at board meetings or committee meetings, however may consider doing so in the future.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities relating to our corporate accounting and reporting practices toward assurance of the quality and integrity of our consolidated financial statements. The purpose of the Audit Committee is to serve as an independent and objective party to monitor our financial reporting process and internal control system; oversee, review and appraise the audit activities of our independent registered public accounting firm and internal auditing function, maintain complete, objective and open communication between the Board of Directors, the independent accountants, financial management and the internal audit function.

Our independent registered public accounting firm reports directly to the Audit Committee and the Audit Committee is solely responsible to appoint or replace our independent registered public accounting firm and to assure its independence and to provide oversight and supervision thereof. The Audit Committee determines compensation of the independent registered public accounting firm and has established a policy for approval of non-audit related engagements awarded to the independent registered public accounting firm. Such engagements must not impair the independence of the registered public accounting firm with respect to our company as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Audit Committee. The Audit Committee determines the extent of funding that we must provide to the Audit Committee to carry out its duties and has determined that such amounts were sufficient in 2010.

With respect to the fiscal year ended December 31, 2010, in addition to its other work, the Audit Committee:

•	Reviewed and discussed with management our audited consolidated financial statements as of December 31, 2010 and for the year then ended;

•
Discussed with Li & Company, PC the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

•
Received from Li & Company, PC written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with Li & Company, PC its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the Board of Directors include the 2010 audited consolidated financial statements in the 2010 Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

Audit Committee of the Board of Directors of China Armco Metals, Inc.

William Thomson, Chairman
Tao (“Tom”) Pang
June 7, 2011	K.P. Chan

Information About Auditors

The Audit Committee of the Board of Directors appointed Li & Company, PC as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2010 fiscal year and to report on our consolidated balance sheets, statements of income and other related statements, which appointment was ratified by the stockholders at the 2010 annual meeting of stockholders. Li & Company, PC has served as our independent registered public accounting firm since May 2008. The Audit Committee Charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board of Directors approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee. The audit and audit-related fees paid to the auditors with respect to the 2010 fiscal year were pre-approved by the Audit Committee of the Board of Directors.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided by Li & Company, PC for the years ended December 31, 2010 and 2009.

	2010	2009
Audit Fees	$125,500	$97,500
Audit-Related Fees	-	-
Tax Fees	6,000	5,000
All Other Fees	13,100	-
Total	$144,600	$102,500

Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years and services that are normally provided by our independent registered public accounting firm in connection with statutory audits and SEC regulatory filings or engagement.

Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees – This category consists of fees for other miscellaneous items. For 2010, this category consisted of fees for review of the Company’s responses to SEC comments and review of the Company’s registration statements.

Pre-Approval Policies and Procedure for Audit and Permitted Non-Audit Services

The Audit Committee has developed policies and procedures regarding the approval of all non-audit services that are to be rendered by our independent registered public accounting firm, as permitted under applicable laws and the corresponding fees for such services. In situations where the full Audit Committee is unavailable to pre-approve any permitted non-audit services to be rendered by our independent registered public accounting firm: (i) our Chief Executive Officer will evaluate the proposed engagement to confirm that the engagement is not prohibited by any applicable rules of the SEC or NYSE Amex, (ii) following such confirmation by the Chief Executive Officer , the Chairperson of the Audit Committee will determine whether we should engage our independent registered public accounting firm for such permitted non-audit services and, if so, negotiate the terms of the engagement with our independent registered public accounting firm and (iii) the Chairperson of the Audit Committee will report to the full Audit Committee at its next regularly scheduled meeting about any engagements of our independent registered public accounting firm for permitted non-audit services that have been approved by the Chairperson. Alternatively, after confirmation by the Chief Executive Officer, the full committee may pre-approve engagements of our independent registered public accounting firm at Audit Committee meetings.

All audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm in the 2010 fiscal year were approved by our Audit Committee and in the 2009 fiscal year were approved by our Chief Executive Officer because the Audit Committee was not established until October 26, 2009. Consistent with these policies and procedures, all future audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm will be approved by the Chairperson of the Audit Committee and ratified by the Audit Committee or approved by the full Audit Committee.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Executive Officers and Key Employees

The following table sets forth the name and ages of each of our executive officers and key employees and the positions they hold:

Name	Age	Positions and Offices Held
Kexuan Yao	39	Chairman and Chief Executive Officer
Fengtao Wen	37	Chief Financial Officer
Weigang Zhao	32	Vice General Manager of Armet Lianyungang and Director
Ji Zhang	43	General Manager of Armet Lianyungang
Wei Wang	54	Vice President Business Development

Kexuan Yao.  Mr. Yao has served as the Chairman of the Board of Directors and Chief Executive Officer since June 2008.  Mr. Yao has served as the Chairman and General Manager of our subsidiary Armco Metal International Limited (formerly Armco & Metawise (HK), Ltd.) (“Armco HK”) since its inception in 2001.  From 1996 to 2001, Mr. Yao served as the General Manager of the Tianjian Branch for Zhengzhou Gaoxin District Development Co., Ltd., a Chinese metal distribution business.  While at Zhengzhou Gaozin District Development Co., Ltd., his main responsibility was the management of the iron ore import department, which coordinated the delivery of iron ore from around the world into China.  Mr. Yao received a bachelor’s degree from Henan University of Agriculture in 1996 and expects to obtain an EMBA degree from the China Europe International Business School (CEIBS) within the next year. Our Board of Directors believes Mr. Yao’s experience in the metal ore business and his experience and success in operating Armco HK are important attributes that enhance the quality of the Board of Directors.

Fengtao Wen.  Mr. Wen has served as our Chief Financial Officer since June 2008.  Mr. Wen has served as the accounting manager of our subsidiary Armco HK and its subsidiary Henan Armco & Metawise Trading Co., Ltd.  (“Henan Armco”) since 2005 and is responsible for supervision of financial controls and management of these entities.  From 1996 to 2005, Mr. Wen worked in the accounting department of Zhengzhou Smithing Co., Ltd.  Mr. Wen graduated from the Economics Department of Zhengzhou University in 1996.

Weigang Zhao.  Mr. Zhao has been a member of our Board of Directors since June 2008.  Mr. Zhao is a key employee and has served as the Vice General Manager of our subsidiary Armet (Lianyungang) Renewable Resources Co., Ltd. (“Armet Lianyungang”) since 2007.  From 2005 through 2006 Mr. Zhao served as a manager in the supply department at Henan Anyang Steel Co., Ltd.  From 2003 through 2004 Mr. Zhao served as the marketing manager at Sinotrans Henan Co., Ltd.  Mr. Zhao graduated with a bachelor’s degree in Economics from Henan College of Finance and Economics in 2002. Our Board of Directors believes Mr. Zhao’s experience in the steel industry is a key qualification for his inclusion on the Board of Directors.

Ji Zhang. Mr. Ji Zhang is a key employee and has served as General Manager of Armet Lianyungang since June 2009 where he oversees all aspects of the operation and manufacturing of our scrap metal recycling facility.  Mr. Zhang has more than 20 years experience in management, operations and marketing in the metals industry.  Prior to joining Armet Lianyungang, from 2005 to 2009, he served as executive vice general manager of the Domestic Trading Department of Fengli Group Co., Ltd., a leading seller of iron, raw steel and other metallic materials where he was responsible for scrap metal and iron ore trading to the steel industry.  From 2005 to 2009, Mr. Zhang also served as deputy manager of Shanghai Xintai International Trading Company where he was responsible for metal trading.  From 2004 to 2005, Mr. Zhang also served as Vice General Manager of Bengbu Renewable Resource Recycling Company, a subsidiary of Anhui Yu An Group, where he was responsible for scrap steel collection and scrap steel trading.  From 1988 to 2004, Mr. Zhang served as General Manager and a manager of Jiangsu Steel Group Inc., a steel manufacturing company, where he was responsible for  scrap steel collection and steel manufacturing operations.

    Wei Wang. Mr. Wang is a key employee and has served as the Company’s Vice President-Business Development since January 2010 and has significant experience in the recycling and metal trading industry. Prior to his joining the Company, he was the General Manager of Kelson Management Inc. from 2000-2010, where he concentrated his efforts on the Asia-Pacific region. Mr. Wang is a graduate of National Cheng-Kung University, in Tainan, Taiwan, where he majored in Hydraulic Engineering, and Stevens Institute of Technology in Hoboken, New Jersey, where he obtained his Master of Science in Civil Engineering degree.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in the last three fiscal years for:

•	our principal executive officer, our principal financial officer or other individuals serving in a similar capacities; and
•	our two most highly compensated executive officers other than our principal executive officer and principal financial officer, who were serving as executive officers at December 31, 2010.

For definitional purposes these individuals are sometimes referred to as the “named executive officers.” The value attributable to any stock or option awards is computed in accordance with ASC Topic 718. The amounts reflected in columns (e) represent the dollar amount recognized for financial statement reporting purposes with respect to 2010, 2009 and 2008 for the grant date fair value of securities granted in each respective year in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be realized upon exercise or vesting.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)		Option Awards ($)(f)	All Other Compensation (i)(1)	Total ($)
Kexuan Yao, Chief
Executive Officer
and Director	2010	$73,759	-	$79,856	(2)	-	-	$153,615
	2009	$72,242	$10,777	$656,000	(3)	-	$848	$739,867
	2008	$74,285	-	-		-	-	$74,285
Fengtao Wen, Chief
Financial Officer
	2010	$29,504	-	$15,812	(4)	-	-	$45,312
	2009	$42,480	-	-		-	$1,374	$43,854
	2008	$20,150	-	-		-	-	$20,150
Weigang
Zhao, Vice General
Manager of Armet
Lianyungang and
Director	2010	$11,063	-	$3,992	(5)	-	-	$15,055
	2009	$13,258	-	-		-	$1,359	$14,617

_______________________________________________________________________________________________________________

(1)	All perquisites awarded to the above individuals were less than $10,000 for each of the 2010, 2009 and 2008 fiscal years.
(2)
Representing 23,626 shares of the Company’s common stock for his 2010 services in lieu of cash multiplied by $3.38, which was the closing stock price per share on January 25, 2011, the date of grant.  Such shares fully vested on the date of grant.

(3)
Representing 200,000 shares of restricted stock multiplied by $3.28, which was the closing stock price per share on October 26, 2009, the date of grant.  On December 15, 2010, 66,667 of shares vested.  The remaining 133,333 unvested shares of restricted common stock vest 66,667 shares on December 15, 2011 and 66,666 shares on December 15, 2012 if Mr. Yao is our employee at the time of vesting.

(4)
Representing 4,678 shares of the Company’s common stock for his 2010 services in lieu of cash multiplied by $3.38, which was the closing stock price per share on January 25, 2011, the date of grant. Such shares fully vested on the date of grant.

(5)
Representing 1,181 shares of the Company’s common stock for his 2010 services in lieu of cash multiplied by $3.38, which was the closing stock price per share on January 25, 2011, the date of grant. Such shares fully vested on the date of grant.

Outstanding Equity Awards at Year End

OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised options (#)(b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Equity Incentive Plan Awards: Market Number of Shares or Units of Stock that have not Vested (#)(g)(1)		Value of Shares or Units of Stock that have not Vested ($)(h)(2)	Number of Unearned Shares, Units or Other Rights that have not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(j)(2)
Kexuan Yao	-	-	-	-	-	133,333	(3)	$437,332	133,333	$437,332
Fengtao Wen	-	-	-	-	-	-		-	-	-
Weigang Zhao	-	-	-	-	-	-		-	-	-

(1)	This column reflects the number of shares of our restricted common stock awarded to the respective named executive officer that had not yet vested as of December 31, 2010.
(2)	Determined based on the closing market price of our common stock on December 31, 2010, the last trading day in fiscal year ended December 31, 2010, of $3.88 per share.
(3)
On October 26, 2009, we awarded 200,000 shares of our restricted common stock to Kexuan Yao, in his capacity as Chief Executive Officer, pursuant to our 2009 Stock Incentive Plan.  On December 15, 2010, 66,667 shares vested.  The number in the table reflects the remaining 133,333 unvested shares of restricted common stock, which vest 66,667 shares on December 15, 2011 and 66,666 shares on December 15, 2012 if Mr. Yao is our employee at the time of vesting.

Executive Employment Agreements and Narrative Regarding Executive Compensation

Kexuan Yao

On December 18, 2008, we entered into an employment agreement with Mr. Yao, our Chief Executive Officer and Chairman of the Board of Directors, for a term of thirty-six (36) months commencing January 1, 2009 (the “CEO Agreement”). The CEO Agreement stipulates that Mr. Yao will receive a base salary at the annual rate of $73,000 and will be eligible to receive interim and/or annual bonuses as may be determined by our Board of Directors. In addition, Mr. Yao will receive certain allowances for automobile use, meals and other benefits provided by us.

The CEO Agreement and the restricted stock award disclosed in footnote 3 in the Outstanding Equity Awards at Year End table described above were approved by our Board of Directors when there were no independent directors on the board. Accordingly, Mr. Yao and other members of management who were also board members in 2008, each had significant influence over the terms and conditions of the CEO Agreement.

Other Executive Officers

The compensation of our Chief Financial Officer is determined by our Chief Executive Officer and Board of Directors who considered a number of factors in determining his compensation including the scope of his duties and responsibilities to our company. Our Chief Executive Officer or Board of Directors did not consult with any experts or other third parties in fixing the amount of compensation for our Chief Financial Officer, however the Company and the Compensation Committee intend to engage a compensation consultant in the near future to review and recommend revisions to the Company’s executive and director compensation practices.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2010.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c))
Plan category
Plans approved by our stockholders:	-	-	-

Plans not approved by stockholders:
2009 Stock Incentive Plan (1)	-	-	882,122

(1)
The 2009 Stock Incentive Plan authorized a total of 1,200,000 shares of our common stock, of which 882,122 remain available for issuance.  Please see Proposal 3 below for information regarding the solicited approval of the Amended and Restated Incentive Plan, which proposes to increase the shares of our common stock available for issuance thereunder by an additional 1,000,000 shares.

PRINCIPAL STOCKHOLDERS

On May 25, 2011, the Company had 15,204,002 shares of common stock issued and outstanding. The following table sets forth information known to us as of May 25, 2011 relating to the beneficial ownership of shares of our common stock by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each director and nominee;
•	each named executive officer; and
•	all named executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class(2)
Kexuan Yao(3)	5,678,304	37.4%
Weigang Zhao(4)	11,181	*
Fengtao Wen(5)	12,678	*
Tao (“Tom”) Pang	-	-
K.P. Chan	6,250	*
William Thomson(6)	6,250	*
All Directors and Executive Officers as a Group	5,714,663	37.6%
Andrew Barron Warden(7) 730 Fifth Avenue, 26th Floor, New York, NY 10019	2,437,264	16.0%

(1)	Except as otherwise noted below, the address of each of the persons shown in the above table is c/o China Armco Metals, Inc., One Waters Park Drive Suite 98, San Mateo, California 94403.

(2)
Includes, where applicable, shares of common stock issuable upon the exercise of options to acquire common stock held by such person that may be exercised within 60 days after June 7, 2011. Also includes unvested shares of restricted stock as to which such person has voting power but no dispositive power. Unless otherwise indicated, we believe that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially owned by them.

(3)
The number of shares beneficially owned by Mr. Yao, our Chief Executive Officer, includes 5,544,971 shares of common stock presently outstanding and 133,333 shares of unvested restricted common stock awarded pursuant to our 2009 Stock Incentive Plan, which vest 66,667 shares on December 15, 2011 and 66,666 shares on December 15, 2012.

(4)
The number of shares beneficially owned by Mr. Zhao, Vice General Manager of Armet Lianyungang and a director, includes 6,181 shares of common stock presently outstanding and 5,000 shares underlying warrants to purchase our common stock at $5.00 per share expiring on July 31, 2013.

(5)
The number of shares beneficially owned by Mr. Wen, our Chief Financial Officer, includes 8,678 shares of common stock presently outstanding and 4,000 shares underlying warrants to purchase our common stock at $5.00 per share expiring on July 31, 2013.

(6)
The number of shares beneficially owned by Mr. Thomson includes 6,250 shares of our restricted common stock awarded pursuant to our 2009 Stock Incentive Plan of which 25% vested on March 31, 2010, and of which 25% will vest on June 30, 2010, 25% will vest on September 30, 2010 and 25% will vest on December 31, 2010.

(7)
Based solely on information provided in a Schedule 13G/A filed with the SEC on October 13, 2010, Andrew Barron Warden has sole voting power of 1,520,807 shares of the Company’s common stock and sole dispositive power over 2,437,264 shares of the Company’s common stock, for a total of 2,437,264 shares of the Company’s common stock beneficially owned by him.  The shares over which he has sole dispositive power are beneficially owned by individual members of the following group:  Andrew Barron Worden, citizen of the United States; Barron Partners LP, a Delaware limited partnership; Golden1177 LP, a Delaware limited partnership; XWRT2 LP, a Delaware limited partnership; SBMT2 LP, a Delaware limited partnership; Godfrey2468 LP, a Delaware limited partnership; RossPlan LP, a Delaware limited partnership; Tibero2 LP, a Delaware limited partnership; Kaufman2 LP, a Delaware limited partnership; SAS148 LP, a Delaware limited partnership; ABJ Investment Fund LP, a Delaware limited partnership; Olga Filippova, citizen of Russian Federation; and 2DanesRunnin LP, a Delaware limited partnership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time we engage in transactions with related parties. The following is a summary of the related party transactions reflected on our consolidated balance sheet at December 31, 2010 and Note 10 to our consolidated financial statements for the fiscal year ended December 31, 2010, contained in our Form 10-K for the fiscal year then ended.

Operating lease from Chairman, CEO and Stockholder

On January 1, 2006, Henan entered into a non-cancellable operating lease for its 176.37 square meter commercial office space in the City of Zhengzhou, Henan Province, PRC from Mr. Yao, our Chairman, Chief Executive Officer and a significant stockholder of the company for RMB 10,000 per month, which expired on December 31, 2008 and has been extended through December 31, 2011. Total lease payments for the years ended December 31, 2010 and 2009 amounted to RMB120,000 per year (equivalent to $18,149).  Future minimum lease payments required under the non-cancelable operating lease are RMB120,000 per year (equivalent to $18,149) for 2011.

Personal Guarantees and Advances from our Chairman, Chief Executive Officer and Stockholder

Mr. Yao, our Chairman, Chief Executive Officer and a significant stockholder, has provided certain personal guarantees for certain of our credit facilities and has had to advance the Company funds from time to time to meet the Company’s liquidity needs. In aggregate, Mr. Yao has guaranteed all of the Company's credit facilities of approximately $87.5 million, $37.4 million of which was outstanding as of December 31, 2010. A detailed discussion is provided below.

Personal Guarantees

On October 29, 2010, Armet entered into a line of facility in the amount of RMB20,000,000 (approximately $3 million) from Bank of China, Lianyungang Branch for the purchase of raw materials. The term of the facility is 12 months. Armet pays interest at the flat rate of 5.838%. The facility is secured by the guarantees provided by Mr. Yao, Ms. Yi Chu, Henan Armco and Henan Chaoyang, respectively.  At December 31, 2010, the balance outstanding under this facility was $756,224.

On October 13, 2010, Henan Armco obtained a RMB 20,000,000 (approximately U.S. $3,000,000) line of credit from China Minsheng Bank, Zhengzhou Branch, for issuance of letters of credit to finance the purchase of metal ore and scrap metal expiring one year from the date of issuance. The facility is guaranteed by Armet and Mr. Yao.  At December 31, 2010, no balance was outstanding under this facility.

On August 12, 2010, Armco HK obtained a $20,000,000 line of credit from ING Bank Hong Kong Branch for issuance of letters of credit to finance the purchase of metal ore along with a sub-limit facility for freight advance of $3,000,000.  The letters of credit require the Company to pledge cash equal to 5% of the letter of credit, subject to increase by the lender in the event of price fluctuations and market demand while the letter of credit remains open. The Company pays interest at the lender’s cost of funds plus 250 basis points per annum on issued letters of credit in addition to an export bill collection commission equal to 1/4% of the first $50,000 and 1/16% of the balance for each issuance.  Amounts advanced under this line of credit are repaid from the proceeds of the sale of metal ore. The lender may terminate the facility at anytime at its sole discretion. The facility is secured by the Company’s restricted cash deposit in the minimum amount of 5% of the letter of credit amount, the Company’s guarantee, the guarantee of Mr. Yao and a security interest in the contract for the purchase of the ore for which the letter of credit has been issued and the contract for the sale of the ore.  At December 31, 2010, the balance outstanding under this facility was $14,129,500.

On August 6, 2010, Armco HK entered into a Banking Facilities Agreement with DBS Bank (Hong Kong) Limited of $20,000,000 for issuance of commercial letters of credit in connection with the Company’s purchase of metal ore.  The Company pays interest at LIBOR or DBS Bank’s cost of funds plus 2.50% per annum on issued letters of credit in addition to an export bill collection commission equal to 1/8% of the first $50,000 and 1/16% of the balance and an opening commission of 1/4% on the first $50,000 and 1/16% of the balance for each issuance.  Amounts advanced under this facility are repaid from the proceeds of the sale of metal ore.  The lender may terminate the facility at anytime at its sole discretion. The facility is secured by the charge on cash deposit of the borrower, the borrower’s restricted pledged deposit in the minimum amount of 3% of the letter of credit amount, the Company’s letter of comfort and the guarantee of Mr. Yao.  At December 31, 2010, the balance outstanding under this facility was $5,101,500.

On July 23, 2010, Armco HK entered into Amendment No. 1 to the March 25, 2010 uncommitted Trade Finance Facility with RZB Austria Finance (Hong Kong) Limited. The amendment provides for the issuance of $15,000,000 of commercial letters of credit in connection with the purchase of metal ore, an increase of $5,000,000 over the amounts provided for in the March 25, 2010 facility.  The Company pays interest at 200 basis points per annum plus the lender’s cost of funds per annum on issued letters of credit in addition to fees upon issuance of the letter of credit of 1/16% for issuance commissions, negotiation commissions, commission-in-lieu and collection commissions.  Amounts advanced under this facility are repaid from the proceeds of the sale of metal ore.  The lender may, however, terminate the facility at anytime or at its sole discretion upon the occurrence of any event which causes a material market disruption in respect of unusual movement in the level of funding costs to the lender or the unusual loss of liquidity in the funding market. The lender has the sole discretion to decide whether or not such event has occurred.  The facility is secured by restricted cash deposits held by the lender, the personal guarantee of Mr. Yao, the Company’s guarantee and a security interest in the contract for the purchase of the ore for which the letter of credit has been issued and the contract for the sale of the ore. At December 31, 2010, no balance was outstanding under this facility.

On June 18, 2010, Armet obtained a RMB 65,000,000 (approximately U.S. $9.8 million) line of credit from Bank of Communications, Lianyungang Branch, for issuance of letters of credit in connection with the purchase of scrap metal. The letters of credit require Armet to pledge cash deposit equal to 20% of the letter of credit for letters of credit at sight, or 30% for other domestic letters of credit and for extended domestic letters of credit, the collateral of inventory equal to 166% of the letter of credit. The facility is secured by Armet inventories and the guarantee provided by Mr. Yao.  At December 31, 2010, $9,074,685 was outstanding under this facility.

On May 18, 2010, Henan Armco obtained a RMB 40,000,000 (approximately $6,000,000) line of credit from Guangdong Development Bank Zhengzhou Branch for issuance of letters of credit to finance the purchase of metal ore.  The term of this facility is one year.  The Company pays interest at 120% of the applicable base rate for lending published by the People’s Bank of China (“PBC”) at the time the loan is made on issued letters of credit.  The credit facility is secured by the guarantee provided by Mr. Yao and Armet jointly and the pledge of moveable assets provided by the borrower.  Amounts advanced under this line of credit are repaid from the proceeds of the sale of metal ore.  At December 31, 2010, no balance was outstanding under this facility.

On March 16, 2010, Henan Armco obtained a RMB 50,000,000 (approximately U.S. $7,500,000) line of credit from China CITIC Bank, Zhengzhou Branch, for issuance of letters of credit to finance the purchase of metal ore and scrap metal expiring one year from the date of issuance. The letters of credit require the Company to pledge cash deposits equal to 20% of the letter of credit for letters of credit at sight, or 30% for term letters of credit. Term letters of credit are limited to no more than 90 days. The interest rates are variable depending on the LIBOR and the lender’s cost of funds at the time when a letter of credit is issued. The facility is guaranteed by Armet and Mr. Yao.  At December 31, 2010, no balance was outstanding under this facility.  This line of credit expired on March 16, 2011 and Henan Armco is negotiating with the China CITIC Bank, Zhengzhou Branch, to renew this line of credit facility.

On September 4, 2009, Armet entered into a line of credit facility (“Line of Credit”) in the amount of RMB 70,000,000 (approximately $10.5 million) from Bank of China, Lianyungang Branch expiring September 3, 2012, which can be drawn in the form of long-term debt or a bank acceptance payable. The purpose of this credit facility was to finance construction of the Facility.  The interest rate is 105% of the applicable base rate for lending published by the PBC at the time the loan is drawn, adjusted annually. The line of credit facility is collateralized by Armet’s building, equipment and land use right and the guarantees provided by Mr. Yao, Henan Armco and Henan Chaoyang.  At December 31, 2010, $8,318,461 was outstanding under this facility.

Advances

Advances to the Company, which do not bear interest and have no formal repayment terms, from Mr. Yao at December 31, 2009 and 2010 consisted of $35,475 and $799,394 respectively.  The Company expects to continue to have the Chairman make such advances as he is able to do so and as needed by the Company to meet its liquidity needs and will seek in the future to reimburse the Chairman for such advances upon mutually agreeable terms between the Chairman and the Compensation Committee.

Guaranty Cooperation Agreement with a Company owned by our Former Director

On June 11, 2010 we entered into a Guaranty Cooperation Agreement with Henan Chaoyang Steel Co., Ltd. (“Henan Chaoyang”), a Chinese limited liability company that is owned 85% by our former director, Mr. Heping Ma, in order to provide additional liquidity to meet our anticipated capital requirements.  Under the terms of this guaranty, Henan Chaoyang agreed to provide up to RMB 300 million (approximately $44,800,000) in loan guarantees to our subsidiary, Armet (Lianyungang) Renewable Resources Co., Ltd. (“Armet Lianyungang”), for five (5) years for certain of our existing and pending bank lines of credit.  On September 16, 2010, Mr. Ma resigned from our Board of Directors.

If Henan Chaoyang is required to pay any amounts under the Guaranty Cooperation Agreement on behalf of Armet Lianyungang, we have agreed to reimburse Henan Chaoyang for such amounts, plus related expenses, in a timely manner.  In addition, under the Guaranty Cooperation Agreement, with the prior consent of Henan Chaoyang, we may apply for credit lines at other banks up to the aggregate amount of the guarantee.

As consideration for the guaranty, we issued Xianjun Ma, a designee of Henan Chaoyang, 500,000 shares of our common stock valued at $1,880,000 which will be recognized in our statement of operations over the five year guarantee period.  Xianjun Ma is not related to Heping Ma.  This consideration was issued for the ability to utilize the guarantee and is not contingent on approval of any of the loans that are covered under the guarantee.  In the event that the Guaranty Cooperation Agreement is terminated prior its five year term, Xianjun Ma has agreed to return shares of our common stock on a pro rata basis based upon the actual termination date.

Related Person Transaction Policy

On October 26, 2009, our Board of Directors adopted a written Related Person Transaction Policy that requires the Board of Directors or Audit Committee to approve or ratify transactions between our company or one or more of our subsidiaries and any related person involving an amount in excess of $120,000. Under the Related Person Transaction Policy, the Board of Directors or Audit Committee will review the relevant facts of the proposed transaction and the interest of the related person in the transaction and either approve or reject the proposed transaction. If a related person transaction that has not been previously approved or previously ratified is discovered, that transaction will be presented to the Board of Directors or Audit Committee for ratification. No director can participate in the deliberation or approval of any related person transaction in which such director is the related person.

For purposes of the Related Person Transaction Policy, a "related person" means (i) any director or executive officer of ours, (ii) any nominee for director, (iii) any 5% beneficial owner of our common stock, (iv) any immediate family member of a director, nominee for director, executive officer or 5% beneficial owner of our common stock and (v) any firm, corporation, or other entity in which any of these persons is employed or is a partner or principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest. The Related Person Transaction Policy will provide that the following types of transactions are deemed to be pre-approved under the policy: (1) transactions that are available to related persons on the same terms as such transactions are available to all employees generally; (2) compensation or indemnification arrangements of any executive officer, other than an individual who is an immediate family member of a related person, if such arrangements have been approved by the Board of Directors or the Compensation Committee; (3) transactions in which the related person's interest derives solely from his or her ownership of less than 10% of the equity interest in another person (other than a general partnership interest) that is a party to the transaction; (4) transactions in which the related person's interest derives solely from his or her ownership of a class of our equity securities and all holders of that class of equity securities received the same benefit on a pro rata basis, (5) director compensation arrangements, if such arrangements have been approved by the Board of Directors or the Nominating and Corporate Governance Committee; and (6) any other transaction which is not required to be disclosed as a "related person transaction" under applicable securities regulations. The Related Person Transaction Policy defines the term "immediate family member" to mean any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, nominee for director, executive officer, or 5% beneficial owner of our common stock and any person (other than a tenant or employee) sharing the household of such director, nominee for director, executive officer, or 5% beneficial owner.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for the Board of Directors

The Board of Directors, upon recommendation by the Nominating and Corporate Governance Committee, proposes the election of the following five individuals to serve on its Board of Directors for a term that continues until the next annual meeting of stockholders or their successors are duly elected. These nominees include current board members Messrs. Yao, Zhao, Pang, Thomson and Chan who are standing for reelection. In the event one or more of the nominees is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person or persons as the Board of Directors may recommend. The board has no reason to believe that any of the nominees will be unable or unwilling to serve.

The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individual named as proxy on the enclosed proxy card will vote the shares that he represents for the election of such other persons as the Board of Directors may recommend.

The Board of Directors is responsible for supervision of the overall affairs of the company. Following the annual meeting, the Board of Directors will consist of five directors. Four of directors are citizens of the Peoples Republic of China and one a citizen of Canada. The term of each director continues until the next annual meeting or until their successors are duly elected. The names of the nominees for our Board of Directors and information about them are set forth below. There are no family relationships between any of the executive officers and directors.

Kexuan Yao. Mr. Yao, age 39, has served as the Chairman of the Board of Directors and Chief Executive Officer since June 2008.  Mr. Yao has served as the Chairman and General Manager of our subsidiary Armco HK since its inception in 2001.  From 1996 to 2001, Mr. Yao served as the General Manager of the Tianjian Branch for Zhengzhou Gaoxin District Development Co., Ltd., a Chinese metal distribution business.  While at Zhengzhou Gaozin District Development Co., Ltd., his main responsibility was the management of the iron ore import department, which coordinated the delivery of iron ore from around the world into China.  Mr. Yao received a bachelor’s degree from Henan University of Agriculture in 1996 and expects to obtain an EMBA degree from the China Europe International Business School (CEIBS) within the next year. Our Board of Directors believes Mr. Yao’s experience in the metal ore business and his experience and success in operating Armco HK are important attributes that enhance the quality of the Board of Directors.

Weigang Zhao. Mr. Zhao, age 32, has been a member of our Board of Directors since June 2008.  Mr. Zhao is a key employee and has served as the Vice General Manager of our subsidiary Armet (Lianyungang) Renewable Resources Co., Ltd. (“Armet Lianyungang”) since 2007.  From 2005 through 2006 Mr. Zhao served as a manager in the supply department at Henan Anyang Steel Co., Ltd.  From 2003 through 2004 Mr. Zhao served as the marketing manager at Sinotrans Henan Co., Ltd.  Mr. Zhao graduated with a bachelor’s degree in Economics from Henan College of Finance and Economics in 2002. Our Board of Directors believes Mr. Zhao’s his experience in the steel industry is a key qualification for his inclusion on the Board of Directors.

Tao Pang, age 43, is the incumbent Branch Manager of Bank of China in the Lianyungang Economic and Technological Development Zone in Lianyungang City branch, Jiangsu Province of China. Mr. Pang has been working for Bank of China since July 1993, where he has been the Secretary to the Branch Manager in Liangyungang branch, Branch Office Manager, and President of Xinpu branch successively before he was promoted to the current position in January 2008. From September 1988 to July 1993, Mr. Pang taught at Jiangsu Province Haizhou Normal College. Mr. Pang has expertise in import and export trading settlements, business loans, personal loans, and stock exchange. Mr. Pang has been certified as Senior Financial Managerial Talent by Bank of China and a member of Outstanding Talent Bank and Reserve Talent Bank of Jiangsu Branch of Bank of China. Mr. Pang obtained a Masters Degree in Economics and Management in June 2004 and a Bachelors Degree in Chinese Language and Literature from Educational University of Jiangsu Province in June 1993. Mr. Pan, one of our three independent directors, has a successful track record in commercial banking and finance in China and assists our board in evaluating our capital needs and identifying potential sources of capital.

William Thomson, age 69, is the managing partner of Mercana Growth Partners (formerly Thomson Associates, Inc.), a leading merchant banking and crisis management company.  From 1978 until Thomson Associates, Inc.'s combination with Mercana Growth Partners in 2009, Mr. Thomson was the president of Thomson Associates, Inc. During the past 10 years, Mr. Thomson sits on the Board of Directors of the following publicly-listed companies: China Automotive Systems, Inc. since 2005, Score Media, Inc. since 2004, and Asia Bio-Chem Group Co. since 2008, Ltd. During the past 10 years, Mr. Thomson was previously on the Board of Directors of the following public companies: Atlast Pain & Injury Solutions, Inc. from 2006 to 2009, Industrial Minerals, Inc. from March 2007 to June 2009, JITE Technologies, Inc. from June 2006 to February 2007, Maxus Technology Corporation from February 2004 to 2009, Med-Emerg International, Inc. from February 1998 to May 2004 and Open EC Technologies from November 2005 to February 2010. Mr. Thomson received his Bachelors’ Degree in Business Commerce from Dalhousie University in 1961, and became a Chartered Accountant affiliated with Institute of Chartered Accountants in 1963. Mr. Thomson, one of our three independent directors, is also chairman of the Audit Committee. Our Board of Directors believes Mr. Thomson’s professional qualifications as a chartered accountant as well as his experience in operations, finance, corporate governance and executive management, recruitment and retention bring valuable insights to the board’s oversight of business operations, financing and corporate governance.

Mr. Jinping (K.P.) Chan, age 56, was appointed as a member of our Board of Directors to replace Mr. Heping Ma effective September 16, 2010.  Since 1994, Mr. Chan has been the Chairman and Executive Director of PNK International, Ltd. and Beston Holdings Group, Ltd. which are engaged in the distribution of metal and metal ore. From 2003 to 2004 Mr. Chan was the Director of International Mineral Limited, an iron ore company, which was acquired by the CITIC PACIFIC in 2004. International Mineral Ltd. was engaged in iron ore exploration and production. From 1989 to 1994, Mr. Chan managed the trading department of Prosperous Enrich, Ltd. which was engaged in importing minerals and ore into the Asian market. From 1985 to 1988 Mr. Chan served as a trader at Cargill Limited in Hong Kong. Mr. Chan graduated from China Fujian Teachers University in 1976 with a Bachelors degree in English.  Mr. Chan brings vast experience in the metals and minerals industries to our Board of Directors.

In addition to the each of the individual skills and background described above, the board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF LI & COMPANY, PC

The audit committee has appointed Li & Company, PC as our independent registered public accounting firm to audit the consolidated financial statements of China Armco Metals, Inc. and its subsidiaries for the fiscal year ending December 31, 2011. Representatives of Li & Company, PC will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders.  Although stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of Li & Company, PC to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF LI & COMPANY, PCAS THE INDEPENDENT
REGISTERED ACCOUNTING FIRM OF CHINA ARMCO METALS, INC.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED INCENTIVE PLAN

Our Board of Directors approved the Amended and Restated 2009 Stock Incentive Plan (the “Amended and Restated Incentive Plan”) on May 19, 2011, and is submitting the Amended and Restated Incentive Plan to our stockholders for approval. The Amended and Restated Plan would, among other things, increase the shares of our common stock available for issuance thereunder by 1,000,000 shares.

If you cast your vote FOR the proposal, you will be approving the terms of the Amended and Restated Incentive Plan under which 1,000,000 additional shares of our common stock will be available for issuance to officers, directors, key employees and other persons as described therein. If you cast your Proxy AGAINST the proposal, you will not authorize us to implement the Amended and Restated Incentive Plan. If Proposal No. 3 does not receive the required FOR votes, in the future we will no longer be able to offer award incentives under the China Armco Metals, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”) to officers, directors and employees because the 2009 Incentive Plan will run out of authorized shares.  There are 1,200,000 shares of our common stock currently authorized under the 2009 Incentive Plan, of which 882,122 remain available for issuance. The Amended and Restated Incentive Plan will add another 1,000,000 authorized shares, for a total available for issuance of 1,882,122.  The Amended and Restated Incentive Plan is designed to provide added incentive for officers, directors and employees selected for participation (1) to continue long-term service, (2) to create a direct interest in our future success, and (3) to enhance our ability to attract, retain and motivate officers and employees by providing them with an opportunity for investment in our company.

The following are the material terms of the Amended and Restated Incentive Plan. The following is qualified in its entirety by reference to the Amended and Restated Incentive Plan, a copy of which is attached as Appendix A to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's homepage (www.sec.gov). In addition, a copy of the Amended and Restated Incentive Plan may be obtained from our Corporate Secretary.

Material Terms of the Amended and Restated Incentive Plan

Purpose.  The Amended and Restated Incentive Plan is intended to enhance the Company’s and its affiliates’ ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

Administration. The Amended and Restated Incentive Plan is administered by the board of directors. The board of directors has the authority to take all actions and to make all determinations required or provided for under the Amended and Restated Incentive Plan, and its interpretations and decisions with regard thereto are final and conclusive. The board of directors is permitted to delegate its authority under the Amended and Restated Incentive Plan to a committee of the board of directors by resolution of the board of directors.

Participation. Participants in the Amended and Restated Incentive Plan are those eligible officers, directors, employees, advisors and consultants of the Company or an affiliate of the Company who, in the judgment of the board of directors or its designees are performing, or during the term of their incentive arrangement, will perform important services in our management and operations and are expected to significantly contribute to long-term corporate economic objectives, as well as any other person or entity whose participation is determined to be in the best interests of the Company by the board of directors.

Amendment and Termination.  The board of directors will be authorized to amend, suspend or terminate the Amended and Restated Incentive Plan as to any shares of the Company’s common stock as to which awards have not been made. Any amendment to the Amended and Restated Incentive Plan, however, will be subject to receipt of the approval of the Company’s stockholders if stockholder approval of the amendment is required by any law or regulation or the listing rules of the American Stock Exchange (or any other stock exchange on which the common stock is listed in future), or to the extent determined by the board of directors. Stockholder approval will be required for any proposed amendment to the Amended and Restated Incentive Plan provisions, which are described below, that prohibit the repricing of outstanding stock options or stock appreciation rights or that generally require the option price of any stock option to be at least equal to the fair market value of the Company’s common stock on the option grant date. Without the consent of the affected grantee of an outstanding award, no amendment, suspension or termination of the Amended and Restated Incentive Plan may impair the rights or obligations under that award.

Limitations on Awards. The Amended and Restated Incentive Plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act:

●
the maximum number of shares of the Company’s common stock subject to stock options or SARs that may be granted under the Amended and Restated Incentive Plan in a calendar year to any person eligible for an award will be 1,300,000 shares;

●
the maximum number of shares of the Company’s common stock that may be granted under the Amended and Restated Incentive Plan, other than pursuant to stock options or SARs, in a calendar year to any person eligible for an award will be 1,300,000 shares; and

●
the maximum amount that may be paid as a cash-settled performance-based award will be $1,000,000 for a performance period of 12 months or less and $5,000,000 for a performance period of greater than 12 months.

  The maximum number of shares available for issuance pursuant to incentive stock options granted under the Amended and Restated Incentive Plan will be the same as the number of shares available for issuance under the Amended and Restated Incentive Plan.

Options. Under the Amended and Restated Incentive Plan, the board of directors, or the committee to which it grants authority under the Amended and Restated Incentive Plan, may grant both incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and options that are not qualified as incentive stock options ("NSOs"). ISOs may only be granted to persons who are employees of the Company or a subsidiary of the Company and the fair market value at the date of grant of the shares of stock with respect to which all ISO’s held by a particular grantee become exercisable for the first time during any calendar year does not exceed $100,000. ISOs and NSOs must be granted a an exercise price that is at least the fair market value of the common stock on the date of grant and the term of these options cannot exceed ten years from the date of grant. The exercise price of an ISO granted to a holder of more than 10% of the common stock of the Company must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options cannot exceed five years. All of the authorized shares of common stock under the Amended and Restated Incentive Plan are available for grant as ISOs.

Stock Appreciation Rights. Under the Amended and Restated Incentive Plan, the board of directors, or the committee to which it grants authority under the Amended and Restated Incentive Plan, may grant stock appreciation rights (“SARs”), that confer on the grantee a right to receive, upon exercise thereof, the excess of (a) the fair market value of one share of common stock of the Company on the date of exercise over (b) the grant price of the SAR (which shall be at least the grant date fair market value of a share of common stock of the Company) as determined by the board of directors or the committee to which it grants authority under the Amended and Restated Incentive Plan.  The term of each SAR is ten years from the date of grant of the SAR.

Stock Awards. Under the stock component of the Amended and Restated Incentive Plan, the board of directors, or the committee to which it grants authority under the Amended and Restated Incentive Plan, may, in selected cases, grant to a plan participant a given number of shares of restricted stock, stock units or unrestricted stock. Restricted stock under the Amended and Restated Incentive Plan is common stock restricted as to sale pending fulfillment of such vesting schedule and requirements as the board of directors, or the committee to which it grants authority under the Amended and Restated Incentive Plan, shall determine. Prior to the lifting of the restrictions, the participant will nevertheless be entitled to receive dividends on, and to vote the shares of, the restricted stock. Stock units are a right to be delivered shares of common stock upon fulfillment of such vesting schedule and requirements as the board of directors, or the committee to which it grants authority under the Amended and Restated Incentive Plan, shall determine.  Grantees of stock units will have no voting or dividend rights or other rights associated with stock ownership, although the board of directors, or the committee may award dividend equivalent rights on such units.

Dividend Equivalent Rights. Under the Amended and Restated Incentive Plan, the board of directors, or the committee to which it grants authority under the Amended and Restated Incentive Plan, may grant dividend equivalent rights (“Dividend Equivalent Rights”), that confer on the grantee a right to receive cash, common stock of the Company, other awards or property equal in value to dividends paid with respect to a specified number of shares of commons stock of the Company, or other periodic payments.  The specific terms and conditions of Dividend Equivalent Rights are as specified by the board of directors, or the committee to which it grants authority under the Amended and Restated Incentive Plan at the time of the grant.

Performance Shares and Other Performance-Based Awards.  The committee may award performance shares and other performance-based awards in such amounts and upon such terms as the committee may determine. Each grant of a performance-based award will have an initial value or target number of shares of common stock that is established by the committee at the time of grant. The committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and number of performance shares or other performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures described below. The committee will establish the performance periods for performance-based awards. Performance-based awards may be payable in cash or shares of common stock, or a combination thereof, as determined by the committee.

The Amended and Restated Incentive Plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the committee. Such conditions may include the following:

●	asset write-downs;
●	litigation or claims, judgments or settlements;
●	the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results;
●	any reorganization or restructuring events or programs;
●	extraordinary, non-core, non-operating or non-recurring items;
●	acquisitions or divestitures; and
●	foreign exchange gains and losses.

       Performance Measures. The Amended and Restated Incentive Plan is designed to permit the committee to grant awards to covered executive officers that will constitute qualified performance-based compensation for purposes of section 162(m) of the Internal Revenue Code.

     Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its principal executive officer or any of the three other most highly compensated officers (excluding the principal financial officer), as determined in accordance with the applicable rules under the Securities Exchange Act. Under the Internal Revenue Code, however, there is no limitation on the deductibility of compensation paid to such officers, who are referred to as “covered executive officers,” that represents qualified performance-based compensation as determined under the Internal Revenue Code. To constitute qualified performance-based compensation, the compensation paid by the Company to its covered executive officers must be paid solely on account of the achievement of one or more objective performance goals established in writing by the committee while the achievement of such goals is substantially uncertain. Performance goals may be based on one or more performance measures consisting of business criteria that apply to the covered officer, a business unit, or the Company, a subsidiary or other affiliate on an individual or a consolidated basis, but need not be based on an increase or positive result under the business criteria selected. The committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if the performance goal is achieved.

     The Amended and Restated Incentive Plan authorizes the establishment of performance goals based on any one or more of the following performance measures:

●	net earnings or net income;
●	operating earnings;
●	pretax earnings;
●	earnings per share;
●	share price, including growth measures and total stockholder return;
●	earnings before interest and taxes;
●	earnings before interest, taxes, depreciation and/or amortization;
●	earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

–	stock-based compensation expense;
–	income from discontinued operations;
–	gain on cancellation of debt;
–	debt extinguishment and related costs;
–	restructuring, separation and/or integration charges and costs;
–	reorganization and/or recapitalization charges and costs;
–	impairment charges;
–	gain or loss related to investments;
–	sales and use tax settlement; and
–	gain on non-monetary transaction;
●	sales or revenue growth, whether in general, by type of product or service, or by type of customer;
●	gross or operating margins;
●	return measures, including return on assets, capital, investment, equity, sales or revenue;
●	cash flow, including:
–	operating cash flow;
–
free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure above relating to earnings before interest, taxes, depreciation and/or amortization and one or more other specified adjustments) less capital expenditures;

–	levered free cash flow, defined as free cash flow less interest expense;
–	cash flow return on equity; and
–	cash flow return on investment;
●	productivity ratios;
●	plant productivity measures;
●	measures of operating performance;
●	expense targets;
●	market share;
●	financial ratios as provided in credit agreements of the Company and its subsidiaries;
●	working capital measures;
●	entry into and performance of customer and supplier contracts;
●	completion of acquisitions of businesses or companies;
●	completion of divestitures and asset sales; or
●	any combination of the foregoing business criteria.

Performance under any of the foregoing performance measures may be used to measure the performance of (1) the Company and its subsidiaries and other affiliates as a whole, (2) the Company, any subsidiary, and/or any other affiliate or any combination thereof or (3) any one or more business units of the Company, any subsidiary, and/or any other affiliate, as the committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the committee. The committee may select performance under the performance measure of share price for comparison to performance under one or more stock market indices designated or approved by the committee. The committee will have the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures.

The committee will have the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the committee determines in a manner consistent with the requirements of section 162(m) for deductibility.

Federal Income Tax Consequences of the Amended and Restated 2009 Stock Incentive Plan.The following summarizes the U.S. federal income tax consequences of awards that may be granted under the Amended and Restated Incentive Plan.

Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the Amended and Restated Incentive Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.

If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder.

If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.

Non-Qualified Stock Options. An option holder will not realize taxable income upon the grant of a non-qualified stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute compensation income taxable to the option holder. the Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the Company complies with applicable reporting requirements and section 162(m) of the Internal Revenue Code.

If an option holder tenders shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Restricted Stock. A grantee of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make such a section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if the Company complies with applicable reporting requirements and section 162(m) of the Internal Revenue Code.

Dividend Equivalents Rights. Grantees under the Amended and Restated Incentive Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units. A distribution of common stock or a payment of cash in satisfaction of stock units will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common stock determined as of the date it is received or, in the case of a cash award, the amount of the cash payment. the Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if the Company complies with applicable reporting requirements and section 162(m) of the Internal Revenue Code.

Stock Appreciation Rights. The grant of SARs will not result in taxable income to the participant or a deduction to the Company. Upon exercise of a SAR, the holder will recognize ordinary income in an amount equal to the cash or the fair market value of the common stock received by the holder. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to section 162(m) of the Internal Revenue Code and, as to SARs that are settled in shares of common stock, if the Company complies with applicable reporting requirements.

Unrestricted Stock. A holder of shares of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. the Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and section 162(m) of the Internal Revenue Code.

Upon the holder’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Tax Withholding. Payment of the taxes imposed on awards made under the Amended and Restated Incentive Plan may be made by withholding from payments otherwise due and owing to the holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED INCENTIVE PLAN

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting. If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with either the election of our Board of Directors or the ratification of the appointment of our registered public accounting firm.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2010 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2010 Form 10-K by writing to us at One Waters Park Drive, Suite 98, San Mateo, CA 94403, Attention: Corporate Secretary, or from our website, www.armcometals.com under the heading “Investor Relations” and the subheading “SEC Filings.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to China Armco Metals, Inc., One Waters Park Drive, Suite 98, San Mateo, CA 94403 Attention: Corporate Secretary, or by faxing a communication to (650) 212-7630.

PROPOSALS OF STOCKHOLDERS

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2011 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2012 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

China Armco Metals, Inc.
Attention: Xing (Wayne) Wu, Corporate Secretary
One Waters Park Drive, Suite 98
San Mateo, California 94403
Tel: 650.212.7620
Fax: 650.212.7630

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2012 annual meeting must be received by us at our principal executive office no later than February 3, 2012 in order to be eligible for inclusion in our 2012 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, China Armco Metals, Inc., One Waters Park Drive Suite 98, San Mateo, California (650)212-7620. Please note that additional information can be obtained from our website at www.armcometals.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office 100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

	By:	/s/ Xing (Wayne) Wu
Shanghai, China June 7, 2011		Xing (Wayne) Wu, Secretary

EXHIBIT : A

__________________________________________________________________

AMENDED AND RESTATED

CHINA ARMCO METALS, INC.

2009 STOCK INCENTIVE PLAN
__________________________________________________________________

TABLE OF CONTENTS

Page

1.	PURPOSE	2
2.	DEFINITIONS	2
3.	ADMINISTRATION OF THE PLAN	6
3.1.	Board	6
3.2.	Committee	6
3.3.	Jurisdictions	7
3.4.	Terms of Awards	7
3.5.	Deferral Arrangement	8
3.6.	No Liability	8
3.7.	Share Issuance/Book-Entry	8
4.	STOCK SUBJECT TO THE PLAN	8
4.1.	Number of Shares Available for Awards	8
4.2.	Adjustments in Authorized Shares	8
4.3.	Share Usage	8
5.	EFFECTIVE DATE, DURATION AND AMENDMENTS	9
5.1.	Effective Date	9
5.2.	Term	9
5.3.	Amendment and Termination of the Plan	9
6.	AWARD ELIGIBILITY AND LIMITATIONS	9
6.1.	Service Providers and Other Persons	9
6.2.	Adjustments in Authorized Shares	10
7.	AWARD AGREEMENT	10
8.	TERMS AND CONDITIONS OF OPTIONS	10
8.1.	Option Price	10
8.2.	Vesting	10
8.3.	Term	10
8.4.	Termination of Service	11
8.5.	Limitations on Exercise of Option	11
8.6.	Method of Exercise	11
8.7.	Rights of Holders of Options	11
8.8.	Delivery of Stock Certificates	11
8.9.	Transferability of Options	12
8.10.	Family Transfers	12
8.11.	Limitations on Incentive Stock Options	12
8.12.	Notice of Disqualifying Disposition	12
9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS	13
9.1.	Right to Payment and Grant Price	13
9.2.	Other Terms	13
9.3.	Term	13
9.4.	Transferability of SARS	13
9.5.	Family Transfers	13

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10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS	14
10.1.	Grant of Restricted Stock or Stock Units	14
10.2.	Restrictions	14
10.3.	Restricted Stock Certificates	14
10.4.	Rights of Holders of Restricted Stock	14
10.5.	Rights of Holders of Stock Units	15
10.5.1.	Voting and Dividend Rights	15
10.5.2.	Creditor’s Rights	15
10.6.	Termination of Service	15
10.7.	Purchase of Restricted Stock and Shares Subject to Stock Units 17	15
10.8.	Delivery of Stock	15
11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS	16
12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS	16
12.1.	Dividend Equivalent Rights	16
12.2.	Termination of Service	16
13.	PAYMENT	17
14.	RESTRICTIONS ON TRANSFER OF SHARES OF STOCK	17
14.1.	Legend.	17
15.	PARACHUTE LIMITATIONS	18
16.	REQUIREMENTS OF LAW	18
16.1.	General	18
16.2.	Rule 16b-3	19
17.	EFFECT OF CHANGES IN CAPITALIZATION	19
17.1.	Changes in Stock	19
17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction	19
17.3.	Corporate Transaction in which Awards are not Assumed	20
17.4.	Corporation Transaction in which Awards are Assumed	20
17.5.	Adjustments	21
17.6.	No Limitations on Company	21
18.	GENERAL PROVISIONS	21
18.1.	Disclaimer of Rights	21
18.2.	Nonexclusivity of the Plan	22
18.3.	Withholding Taxes	22
18.4.	Captions	22
18.5.	Other Provisions	23
18.6.	Number and Gender	23
18.7.	Severability	23
18.8.	Governing Law	23
18.9.	Code Section 409A	23

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AMENDED AND RESTATED

CHINA ARMCO METALS, INC.

2009 STOCK INCENTIVE PLAN

China Armco Metals, Inc., a Nevada corporation (the “Company”), sets forth herein the terms of its Amended and Restated 2009 Stock Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, and cash bonus awards.  Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants or advisers providing services to the Company or an Affiliate shall in all cases be non-qualified stock options.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.  For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of stock options or stock appreciation rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation 1.414(c)-2(b)(2)(i).

2.2 “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

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2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, a Performance Share or other Performance-Based Award under the Plan.

2.4 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.10 “Company” means China Armco Metals, Inc.

2.11 “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.12  “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

2.13 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.14 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 12 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

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2.15 “Effective Date” means the date the Plan was approved by the Board.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17 “Fair Market Value” means the value of a share of Stock, determined as follows:  if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.  If the Stock is not listed on such an exchange or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code (“Code Section 409A”).

2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.19 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.20 “Grantee” means a person who receives or holds an Award under the Plan.

2.21 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

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2.24 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.25 “Other Agreement” shall have the meaning set forth in Section 15 hereof.

2.26 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees.  Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.27 “Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Shares or Other Equity-Based Awards made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.

2.28 “Performance Measures” means measures as specified in Section 14 on which the performance goals under Performance-Based Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.29 “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.30 “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.

2.31 “Plan” means this China Armco Metals, Inc. 2011 Omnibus Incentive Plan.

2.32 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

233 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.34 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.35 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.36 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.37 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.38 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) currently providing services to the Company or an Affiliate.

2.39 “Stock” means the ordinary shares, par value $0.001 per share, of the Company.

2.40 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.41 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof.

2.42 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.43 “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

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2.44 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.45 “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

2.46 “U.S. Grantee” means any Grantee who is or becomes a taxpayer in the United States.

3.	ADMINISTRATION OF THE PLAN

3.1.	Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law.  The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement.  All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.	Committee

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section.  Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.  To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

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3.3.	Jurisdictions

In order to assure the viability of Awards granted to Grantees employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom applicable in the jurisdiction in which the Participant resides or is employed.  Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

3.4.	Terms of Awards

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)        designate Grantees,

(ii)       determine the type or types of Awards to be made to a Grantee,

(iii)      determine the number of shares of Stock to be subject to an Award,

(iv)      establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a change of control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)       prescribe the form of each Award Agreement evidencing an Award, and

(vi)      amend, modify, or supplement the terms of any outstanding Award.  Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to U.S. Grantees and eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.  Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.  In addition, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

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3.5.	No Repricing

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.6.	Deferral Arrangement

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.  Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.7.	No Liability

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.8.	Share Issuance/Book-Entry

Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1.	Number of Shares Available for Awards

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be no greater than 2,200,000 (two million two-hundred thousand) shares of Stock, all of which may be granted as Incentive Stock Options.  Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

4.2.	Adjustments in Authorized Shares

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

4.3.	Share Usage

Shares covered by an Award shall be counted as used as of the Grant Date.  Any shares of Stock that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share subject to an Award.  If any shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1.  The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 13, or (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 18.3.

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5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.	Effective Date

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date.  Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date.  If the stockholders fail to approve the Plan within one year of the Effective Date, any Awards made hereunder shall be null and void and of no effect.

5.2.	Term

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3.	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made.  An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers and Other Persons

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time and (ii) any other individual or entity whose participation in the Plan is determined to be in the best interests of the Company by the Board.

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6.2.	Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:

(a)           the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is one million three hundred thousand (1,300,000);

(b)           the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is one million three hundred thousand (1,300,000); and

(c)           the maximum amount that may be paid as a cash-settled Performance-Based Award for a performance period of twelve (12) months or less to any person eligible for an Award shall be one million dollars ($1,000,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a performance period of greater than twelve (12) months to any person eligible for an Award shall be five million dollars ($5,000,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3.	Adjustments in Authorized Shares

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.  The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of Substitute Awards.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option.  Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.   In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.	Vesting

Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement.  For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3.	Term

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.  If on the day preceding the date on which a Grantee’s Options would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee’s Options is greater than the Option Price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee.  The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

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8.4.	Termination of Service

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service.  Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.	Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6.	Method of Exercise

Subject to the terms of Section 13 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company.  Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7.	Rights of Holders of Options

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him.  Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.  The Grantee’s rights with respect to the shares of Stock issued after exercising the Option shall be governed by the deposit agreement among the Company, the Depositary and the shareholders.

8.8.	Delivery of Stock Certificates

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

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8.9.	Transferability of Options

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.	Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member.  For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee.  Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.	Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000.  This limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.	Notice of Disqualifying Disposition

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

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9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment and Grant Price

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board.  The Award Agreement for a SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant.  SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date.

9.2.	Other Terms

The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

9.4.	Transferability of SARS

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR.  Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5.	Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a SAR to any Family Member.  For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee.  Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

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10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1.	Grant of Restricted Stock or Stock Units

Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2.	Restrictions

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Awards.

10.3.	Restricted Stock Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.  The Board may provide in an Award Agreement that either (i)  the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii)  such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4.	Rights of Holders of Restricted Stock

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock.  The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.  All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

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10.5.	Rights of Holders of Stock Units

10.5.1.	Voting and Dividend Rights

Holders of Stock Units shall have no rights as stockholders of the Company.  The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock.  Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2.	Creditor's Rights

A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.	Purchase of Restricted Stock and Shares Subject to Stock Units

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock or Shares subject to vested Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units.  The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Board, in consideration for past or future Services rendered to the Company or an Affiliate.

10.7.	Delivery of Stock

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.  Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

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11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Board) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan.  Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1.	Dividend Equivalent Rights

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient.  A Dividend Equivalent Right may be granted hereunder to any Grantee.  The terms and conditions of Dividend Equivalent Rights shall be specified in the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment.  Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award.  A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

12.2.	Termination of Service

Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

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13.	PAYMENT

The Committee shall determine the methods by which the Option Price, SAR Exercise Price or Purchase Price for an Award may be paid, the form of payment, including, without limitation (i) cash or check denominated in U.S. Dollars, (ii) to the extent permissible under the Applicable Laws, cash or check in Chinese Renminbi, (iii) cash or check denominated in any other local currency as approved by the Committee, (iv) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse financial accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate Option Price or SAR Exercise Price of the Option or SAR, respectively, or exercised portion thereof, or Purchase Price for Restricted Stock, (v) the delivery of a notice that the Grantee has placed a market order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option Price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; notwithstanding anything in the Plan to the contrary, such method shall be the only method a Grantee who is a resident for tax purposes in the People’s Republic of China may exercise an Option, (vi) other property acceptable to the Committee with a Fair Market Value equal to the Option Price, SAR Exercise Price or Purchase Price, (vii) withholding shares otherwise issuable upon exercise or vested shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price or SAR Exercise Price of the Option or SAR, respectively, or exercised portion thereof, or the Purchase Price for Restricted Stock or (viii) any combination of the foregoing.  Notwithstanding any other provision of the Plan to the contrary, no Grantee who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the Option Price, SAR Exercise Price or Purchase Price in any method that would violate Section 13(k) of the Exchange Act.

A Grantee may be required to provide evidence that any currency used to pay the Option Price, SAR Exercise Price or Purchase Price of an Award were acquired and taken out of the jurisdiction in which the Grantee resides in accordance with Applicable Laws, including foreign exchange control laws and regulations.  In the event the Option Price, SAR Exercise Price or Purchase Price for an Award is paid in Chinese Renminbi or other foreign currency, as permitted by the Committee, the amount payable will be determined by conversion from U.S. dollars at the official rate promulgated by the People’s Bank of China for Chinese Renminbi, or for jurisdictions other than the People’s Republic of China, the exchange rate as selected by the Committee on the date of exercise or purchase.

14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1.	Grant of Performance-Based Awards

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2.	Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an initial value or target number of shares of Stock that is established by the Board at the time of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3.	Earning of Performance-Based Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the value or number of the Performance-Based Awards earned by such Grantee over such Performance Period.

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14.4.	Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards shall be as determined by the Committee and as evidenced in the applicable Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends.  Any shares of Stock paid out under such Awards may be granted subject to any restrictions deemed appropriate by the Board.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the Awards.

14.5	Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6.	Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1.	Performance Goals Generally.

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Committee consistent with this Section 14.6.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”  The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or that two (2) or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards.  Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2.	Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3.	Settlement of Awards; Other Terms.

Settlement of Performance-Based Awards shall be in cash, shares of Stock, other Awards or other property, as determined in the sole discretion of the Committee.  The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards.  The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.

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14.6.4.	Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:

(a) net earnings or net income;

(b) operating earnings;

(c) pretax earnings;

(d) earnings per share;

(e) share price, including growth measures and total stockholder return;

(f) earnings before interest and taxes;

(g) earnings before interest, taxes, depreciation and/or amortization;

(h) earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:

●	non-cash compensation expense;

●	income from discontinued operations;

●	gain on cancellation of debt;

●	restructuring and/or integration charges and costs;

●	reorganization and/or recapitalization items;

●	impairment charges; and

●	gain or loss related to investments;

(i)	sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(j)	gross or operating margins;

(k)	return measures, including return on assets, capital, investment, equity, sales or revenue;

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(l)	cash flow, including:

●	operating cash flow;

●
free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

●	levered free cash flow, defined as free cash flow less interest expense;

●	cash flow return on equity;

●	cash flow return on investment;

(m)	productivity ratios;

(n)	plant productivity measures;

(o)	measures of operating performance;

(p)	expense targets;

(q)	market share;

(r)	financial ratios as provided in credit agreements of the Company and its subsidiaries;

(s)	working capital measures;

(t)	entry into and performance of customer and supplier contracts;

(u)	completion of acquisitions of businesses or companies;

(v)	completion of divestitures and asset sales; or

(w)	any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate.  In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee.  The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

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14.6.5.	Evaluation of Performance.

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.  To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6.	Adjustment of Performance-Based Compensation.

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7.	Committee Discretion.

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m).  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7.	Status of Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m).  Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m).  If any provision of the Plan or any agreement relating to any such Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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15.	PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a U.S. Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the U.S. Grantee (including groups or classes of U.S. Grantees or beneficiaries of which the U.S. Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the U.S. Grantee (a “Benefit Arrangement”), if the U.S. Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, or Stock Unit held by that U.S. Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the U.S. Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the U.S. Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the U.S. Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the U.S. Grantee without causing any such payment or benefit to be considered a Parachute Payment.  In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the U.S. Grantee under any Other Agreement or any Benefit Arrangement would cause the U.S. Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the U.S. Grantee as described in clause (ii) of the preceding sentence, then the U.S. Grantee shall have the right, in the U.S. Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the U.S. Grantee under this Plan be deemed to be a Parachute Payment; provided, however, that in order to comply with Code Section 409A, the reduction or elimination will be performed in the order in which each dollar of value subject to an Award reduces the Parachute Payment to the greatest extent.

16.	REQUIREMENTS OF LAW

16.1.	General

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award.  Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares  pursuant to an exemption from registration under the Securities Act.  Any determination in this connection by the Board shall be final, binding, and conclusive.  The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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16.2.	Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1.	Changes in Stock

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, shall be adjusted proportionately and accordingly by the Company.  In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.   Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation.  Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.  In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

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17.3.	Corporate Transaction in which Awards are not Assumed

Upon the occurrence of a Corporate Transaction in which outstanding Options, SARs, Stock Units and Restricted Stock are not being assumed or continued:

(i)  all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, o

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate.  The Board shall send notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4.	Corporation Transaction in which Awards are Assumed

The Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices. In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Corporate Transaction and his employment is terminated without Cause within one year following the consummation of such Corporate Transaction, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

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17.5.	Adjustments

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement.  The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4.  This Section 17.5 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change of control events that are not Corporate Transactions.

17.6.	No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.	GENERAL PROVISIONS

18.1.	Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate.  The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.  The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

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18.2.	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3.	Withholding Taxes

No shares of Stock shall be delivered under the Plan to any Grantee until such Grantee has made arrangements acceptable to the Committee for the satisfaction of any income and employment tax withholding obligations under Applicable Laws.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, local or foreign taxes (including the Grantee’s payroll tax obligations) required or permitted by law to be withheld with respect to any taxable event concerning a Grantee arising as a result of this Plan.  The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Grantee to elect to have the Company withhold shares of Stock otherwise issuable under an Award or allow the return of shares of Stock having a Fair Market Value equal to the sums required to be withheld.  Notwithstanding any other provision of the Plan, the number of shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Grantee of such Award after such shares of Stock were acquired by the Grantee from the Company) in order to satisfy the Grantee’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall, unless specifically approved by the Committee, be limited to the number of shares of Stock which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

18.4.	Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

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18.5.	Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.6.	Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7.	Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8.	Governing Law

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Nevada, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9.	Code Section 409A

The Board intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A.  To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax.  The nature of any such amendment shall be determined by the Board.

18.10.	Legend

In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Award Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

*    *    *

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To record adoption of the Plan by the Board as of May 19, 2011, and approval of the Plan by the stockholders on [                         ], 2011, the Company has caused its authorized officer to execute the Plan.

CHINA ARMCO METALS, INC.

By:	/s/Kexuan Yao
Title:	Chairman and Chief Executive Officer

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – TO BE HELD ON JULY 9, 2011 AT 11:00 A.M. CHINA STANDARD TIME

CONTROL ID:	«CONTROL_ID»
REQUEST ID:	«REQUEST_ID»
The undersigned, a stockholder of China Armco Metals Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Xing (Wayne) Wu, Corporate Secretary, proxy with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the Hotel, 1 Huanghe Road, Lianyungang, Jiangsu Province, China 222047 on Saturday July 9, 2011 at 11:00 a.m. China Standard Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

«NAME_1» «NAME_2» «NAME_3» «NAME_4» «ADDRESS_1» «ADDRESS_2» «ADDRESS_3»
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CNAM
PHONE:	Call toll free 1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA ARMCO METALS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR ALL	AGAINST	FOR ALL EXCEPT
	Election of Directors:		☐
	Kexuan Yao			☐	☐
	Weigang Zhao			☐	☐	CONTROL ID:	«CONTROL_ID»
	Tao Pang			☐	☐	REQUEST ID:	«REQUEST_ID»
	William Thomson			☐	☐
	Jinping (K.P.) Chan			☐	☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Li & Company, PC as our independent registered public accounting firm		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve the Amended and Restated 2009 Stock Incentive Plan, which among other things, increases the shares of our common stock available for issuance thereunder by 1,000,000 shares		☐	☐	☐

Proposal 4
To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable): ________________________ ________________________ ________________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, and 3.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of all directors; FOR the ratification of the appointment of Li & Company, PC, an independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending December 31, 2011 and FOR the approval of the Amended and Restated 2009 Stock Incentive Plan; and as the Board of Directors may recommend on such other business as may properly come before the annual meeting.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)
Dated: ________________________, 2011